EXHIBIT 10.6

FIFTH AMENDMENT

THIS FIFTH AMENDMENT (this “Amendment”) dated as of September 24, 2003 is to the Credit Agreement (as previously amended, the “Credit Agreement”) dated as of March 17, 2000 among TETRA TECH, INC. (the “Company”), various financial institutions and BANK OF AMERICA, N.A., as administrative agent (the ”Agent”).  Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as defined therein.

WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth below;

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

SECTION 1  AMENDMENT.  Effective on (and subject to the occurrence of) the Amendment Effective Date (as defined below), Section 2.1.2 of the Credit Agreement is amended by replacing the reference to “$25,000,000” with “$50,000,000”.

SECTION 2  REPRESENTATIONS AND WARRANTIES.  The Company represents and warrants to the Agent and the Banks that (a) each warranty set forth in Section 9 of the Credit Agreement is true and correct as if made on the date hereof, (b) the execution and delivery by the Company of this Amendment and the performance by the Company of its obligations under the Credit Agreement as amended hereby (as so amended, the “Amended Credit Agreement”) (i) are within the corporate powers of the Company, (ii) have been duly authorized by all necessary corporate action, (iii) have received all necessary governmental approval and (iv) do not and will not contravene or conflict with any provision of law or of the charter or by-laws of the Company or any Subsidiary or of any indenture, loan agreement or other material contract, or any judgment, order or decree, which is binding upon the Company or any Subsidiary, and (c) this Amendment and the Amended Credit Agreement are the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditor’s rights or by general principles of equity.

SECTION 3  EFFECTIVENESS.  The amendment set forth in Section 1 shall become effective, as of the day and year first above written, on such date (the “Amendment Effective Date”) that the Agent shall have received each of the following: (a) counterparts of this Amendment executed by the Company and the Required Banks; and (b) a Confirmation in the form of Exhibit A hereto signed by the Company and each Subsidiary.

SECTION 4  MISCELLANEOUS.

4.1  Continuing Effectiveness, etc.  As herein amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

4.2  Counterparts.  This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Fifth Amendment.

4.3  Governing Law.  This Amendment shall be a contract made under and governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

4.4  Successors and Assigns.  This Amendment shall be binding upon the Company and the Agent and their respective successors and assigns, and shall inure to the benefit of the Company and the Agent and the successors and assigns of the Agent.

4.5  Expenses.  The Company agrees to pay the reasonable costs and expenses of the Agent (including attorneys’ fees) in connection with the preparation, execution and delivery of this Amendment.

Delivered at Chicago, Illinois, as of the day and year first above written.

TETRA TECH, INC.

By:	/s/ David W. King
Title:	Chief Financial Officer

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Paul Folino
Title:	Assistant Vice President

BANK OF AMERICA, N.A., as Swing Line Bank, Issuing Bank and as a Bank

By:	/s/ Jennifer L. Gerdes
Title:	Vice President

WELLS FARGO BANK, N.A., as Documentation Agent and as a Bank

By:	/s/ Randall Repp
Title:	Vice President

HARRIS TRUST AND SAVINGS BANK, as Syndication Agent and as a Bank

By:	/s/ Isabella Battista
Title:	Vice President

THE NORTHERN TRUST COMPANY

By:	/s/ Steven W. Ryan
Title:	Vice President

U.S. BANK, NATIONAL ASSOCIATION (formerly known as Pacific Century Bank, N.A.)

By:
Title:

EXHIBIT A

CONFIRMATION

Dated as of September 24, 2003

                Each of the undersigned hereby acknowledges and agrees to the foregoing Fifth Amendment and the Amended Credit Agreement and hereby confirms the continuing validity and enforceability of the Guaranty and the Security Agreement after giving effect thereto.

SCM CONSULTANTS, INC.

By:	/s/ David W. King
Title:	Assistant Treasurer

TETRA TECH EM INC.

By:	/s/ David W. King
Title:	Treasurer

WHALEN & COMPANY, INC.

By:	/s/ David W. King
Title:	Chief Financial Officer

TETRA TECH NUS, INC.

By:	/s/ David W. King
Title:	Treasurer

MFG, INC.

By:	/s/ David W. King
Title:	Treasurer

TETRA TECH CONSTRUCTION SERVICES, INC.

By:	/s/ David W. King
Title:	Treasurer

UTILITIES & C.C., INC.

By:	/s/ David W. King
Title:	Treasurer

COSENTINI ASSOCIATES, INC.

By:	/s/ David W. King
Title:	Treasurer

EVERGREEN UTILITY CONTRACTORS, INC.

By:	/s/ David W. King
Title:	Treasurer

KCM, INC.

By:	/s/ David W. King
Title:	Treasurer

GEOTRANS, INC.

By:	/s/ David W. King
Title:	Assistant Treasurer

FHC, INC.

By:	/s/ David W. King
Title:	Treasurer

RIZZO ASSOCIATES, INC.

By:	/s/ David W. King
Title:	Treasurer

TETRA TECH RMC, INC.

By:	/s/ David W. King
Title:	Treasurer

WILLIAMS, HATFIELD & STONER, INC.

By:	/s/ David W. King
Title:	Treasurer

EXPERT WIRELESS SOLUTIONS, INC.

By:	/s/ David W. King
Title:	Treasurer

DRAKE CONTRACTORS, INC.

By:	/s/ David W. King
Title:	Treasurer

VERTEX ENGINEERING SERVICES, INC.

By:	/s/ David W. King
Title:	Treasurer

MAXIM TECHNOLOGIES, INC.

By:	/s/ David W. King
Title:	Treasurer

SCIENCES INTERNATIONAL, INC.

By:	/s/ David W. King
Title:	Treasurer

WESTERN UTILITY CONTRACTORS, INC.

By:	/s/ David W. King
Title:	Treasurer

HARTMAN & ASSOCIATES, INC.

By:	/s/ David W. King
Title:	Treasurer

THE THOMAS GROUP OF COMPANIES, INC.

By:	/s/ David W. King
Title:	Treasurer

TETRA TECH FW, INC.

By:	/s/ David W. King
Title:	Assistant Treasurer